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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of USF Corporation on Form S-8 of our report dated January 30, 2003 (March 17, 2003, as to Note 14) appearing in and incorporated by reference in the Annual report on Form 10-K of USF Corporation for the year ended December 31, 2002.


/s/ Deloitte & Touche LLP

Chicago, Illinois
October 22, 2003